Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
FOURTH QUARTER 2015

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our most recently filed Quarterly Report on Form 10-Q.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2014 and 2013 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The net loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio for the Company is the ratio of general and administrative expenses and corporate expenses to earned premiums. The general and administrative expense ratio for the segments is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the net loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,		Previous Quarter Change	Previous Year to Date Change
		2015	2014	2015	2014
HIGHLIGHTS	Net income	$107,896	$84,573	$355,111	$348,450	27.6%	1.9%
	Net income available to common and participating common shareholders	91,401	76,387	311,345	315,700	19.7%	(1.4)%
	Net income available to common and participating common shareholders, excluding transaction-related costs [f]	99,546	76,558	387,930	335,960	30.0%	15.5%
	Operating income [a]	121,890	86,712	364,775	336,762	40.6%	8.3%
	Operating income available to common and participating common shareholders [a]	113,704	78,526	332,025	304,012	44.8%	9.2%
	Operating income available to common and participating common shareholders, excluding transaction-related costs [a] [f]	121,849	78,697	408,610	324,272	54.8%	26.0%
	Operating cash flow	319,486	214,089	245,457	266,261	49.2%	(7.8)%
	Net investment income	23,180	25,894	113,826	131,543	(10.5)%	(13.5)%
	Gross premiums written	515,648	421,026	3,320,861	2,894,076	22.5%	14.7%
	Net premiums written	289,743	233,968	1,950,470	1,934,206	23.8%	0.8%
	Net premiums earned	573,456	471,279	1,978,453	1,863,978	21.7%	6.1%
	Total assets	13,241,525	9,640,684	13,241,525	9,640,684	37.4%	37.4%
	Total shareholders’ equity	5,124,072	3,185,182	5,124,072	3,185,182	60.9%	60.9%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.36	$1.71	$5.74	$7.07	(20.5)%	(18.8)%
	Operating income (as reported) [a]	$1.69	$1.75	$6.12	$6.80	(3.4)%	(10.0)%
	Diluted earnings per common share
	Net income (as reported)	$1.36	$1.70	$5.73	$7.06	(20.0)%	(18.8)%
	Operating income (as reported) [a]	$1.69	$1.75	$6.11	$6.80	(3.4)%	(10.1)%
	Operating income, excluding transaction-related costs [a] [f]	$1.82	$1.75	$7.52	$7.25	4.0%	3.7%

As Reported	Weighted average common shares outstanding	65,331	43,474	52,707	43,368	50.3%	21.5%
	Weighted average common shares outstanding & dilutive potential common shares [e]	65,405	43,557	52,829	43,415	50.2%	21.7%

	Common dividends paid per share	$0.35	$0.34	$1.40	$1.36	2.9%	2.9%

Book Value Per Common Share	Book value [b]	$67.18	$63.38	$67.18	$63.38	6.0%	6.0%
	Diluted book value (treasury stock method) [b]	$65.48	$61.33	$65.48	$61.33	6.8%	6.8%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.1%	2.8%	9.1%	12.0%	(0.7)	(2.9)
	ROAE, operating income [a] [c]	2.6%	2.9%	9.7%	11.5%	(0.3)	(1.8)
	Return on average common equity (ROAE), net income, excluding transaction-related costs [c] [f]	2.3%	2.8%	11.4%	12.7%	(0.5)	(1.3)
	ROAE, operating income, excluding transaction-related costs [a] [c] [f]	2.8%	2.9%	12.0%	12.3%	(0.1)	(0.3)

	Annualized ROAE, net income [c]	8.3%	11.2%	9.1%	12.0%	(2.9)	(2.9)
	Annualized ROAE, operating income [a] [c]	10.4%	11.5%	9.7%	11.5%	(1.1)	(1.8)
	Annualized ROAE, net income, excluding transaction-related costs [c] [f]	9.1%	11.2%	11.4%	12.7%	(2.1)	(1.3)
	Annualized ROAE, operating income, excluding transaction-related costs [a] [c] [f]	11.1%	11.6%	12.0%	12.3%	(0.5)	(0.3)
	Annualized investment yield	1.0%	1.6%	1.5%	2.0%	(0.6)	(0.5)

GAAP	Loss ratio	42.2%	51.7%	46.4%	52.1%	(9.5)	(5.7)
	Acquisition expense ratio	15.8%	16.0%	17.6%	17.1%	(0.2)	0.5
	General and administrative expense ratio [d]	18.2%	15.5%	18.9%	16.8%	2.7	2.1
	Combined ratio	76.2%	83.2%	82.9%	86.0%	(7.0)	(3.1)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 34.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the $460 million (2014: $430 million) liquidation value of the preferred shares.
[d] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[f] Transaction-related costs incurred related to the acquisition of Montpelier Re Holdings Ltd. ("Montpelier") in 2015 and the proposed acquisition of Aspen Insurance Holdings Limited ("Aspen") in 2014. For detailed calculations, please refer to pages 31 & 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$515,648	$642,597	$861,184	$1,301,432	$421,026	$370,809
Premiums ceded	(225,905)	(305,907)	(302,101)	(536,478)	(187,058)	(90,745)
Net premiums written	$289,743	$336,690	$559,083	$764,954	$233,968	$280,064
Change in unearned premiums	283,713	220,313	(100,948)	(375,095)	237,311	219,423
Net premiums earned	$573,456	$557,003	$458,135	$389,859	$471,279	$499,487
Other underwriting (loss) income	(7,716)	227	1,389	2,406	(1,847)	(2,740)
Total underwriting revenues	$565,740	$557,230	$459,524	$392,265	$469,432	$496,747
UNDERWRITING EXPENSES
Net losses and loss expenses	$242,057	$263,993	$239,122	$171,936	$243,801	$302,620
Acquisition expenses	90,364	90,457	84,971	82,093	75,363	82,151
General and administrative expenses	89,143	60,793	54,965	54,890	60,628	66,662
Total underwriting expenses	$421,564	$415,243	$379,058	$308,919	$379,792	$451,433
Underwriting income	$144,176	$141,987	$80,466	$83,346	$89,640	$45,314
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$23,180	$16,533	$32,252	$41,861	$25,894	$46,346
Corporate expenses [a]	(15,219)	(74,308)	(12,634)	(12,268)	(12,383)	(12,937)
Interest expense	(10,815)	(12,324)	(9,062)	(9,059)	(9,058)	(9,050)
Amortization of intangibles	(16,124)	(11,318)	(1,579)	(1,599)	(1,621)	(1,634)
Total other operating (expense) revenue	($18,978)	($81,417)	$8,977	$18,935	$2,832	$22,725
INCOME BEFORE OTHER ITEMS	$125,198	$60,570	$89,443	$102,281	$92,472	$68,039
OTHER
Net foreign exchange gains (losses)	$2,190	($8,621)	($12,981)	($7,552)	$227	($5,718)
Net realized and unrealized (losses) gains	(20,238)	5,029	9,680	18,189	(3,788)	5,197
Net impairment losses recognized in earnings	(2,604)	(38)	(424)	(649)	(214)	(41)
Income tax benefit (expense)	3,350	(2,410)	(1,512)	(3,790)	(4,124)	(296)
NET INCOME	$107,896	$54,530	$84,206	$108,479	$84,573	$67,181
Net income attributable to non-controlling interests	(8,309)	(2,707)	—	—	—	—
NET INCOME AVAILABLE TO THE COMPANY	99,587	51,823	84,206	108,479	84,573	67,181
Preferred dividends	(8,186)	(8,188)	(8,188)	(8,188)	(8,186)	(8,186)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$91,401	$43,635	$76,018	$100,291	$76,387	$58,995

KEY RATIOS/PER SHARE DATA
Loss ratio	42.2%	47.4%	52.2%	44.1%	51.7%	60.7%
Acquisition expense ratio	15.8%	16.2%	18.5%	21.1%	16.0%	16.4%
General and administrative expense ratio [b]	18.2%	24.3%	14.8%	17.2%	15.5%	15.9%
Combined ratio	76.2%	87.9%	85.5%	82.4%	83.2%	93.0%

Basic earnings per common share	$1.36	$0.73	$1.69	$2.24	$1.71	$1.33
Diluted earnings per common share [c]	$1.36	$0.73	$1.68	$2.23	$1.70	$1.33

ROAE, net income [d]	2.1%	1.2%	2.7%	3.6%	2.8%	2.4%
[a] The Company incurred $8.1 million of corporate expenses in relation to the Company's acquisition of Montpelier for the quarter ended December 31, 2015. For the quarter ended December 31, 2014, the Company incurred $0.2 million of corporate expenses in relation to the Company's proposed acquisition of Aspen.
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated period, which excludes the liquidation value of the preferred shares of $460 million (2014 and 2013: $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - ANNUAL

	YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$3,320,861	$2,894,076	$2,665,244
Premiums ceded	(1,370,391)	(959,870)	(616,311)
Net premiums written	$1,950,470	$1,934,206	$2,048,933
Change in unearned premiums	27,983	(70,228)	(32,449)
Net premiums earned	$1,978,453	$1,863,978	$2,016,484
Other underwriting loss	(3,694)	(5,786)	(2,046)
Total underwriting revenues	$1,974,759	$1,858,192	$2,014,438
UNDERWRITING EXPENSES
Net losses and loss expenses	$917,108	$970,162	$1,219,684
Acquisition expenses	347,885	319,513	304,430
General and administrative expenses	259,791	247,387	236,873
Total underwriting expenses	$1,524,784	$1,537,062	$1,760,987
Underwriting income	$449,975	$321,130	$253,451
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$113,826	$131,543	$166,216
Corporate expenses [a]	(114,429)	(66,200)	(58,033)
Interest expense	(41,260)	(40,968)	(36,188)
Amortization of intangibles	(30,620)	(6,484)	(7,012)
Total other operating (expense) revenue	($72,483)	$17,891	$64,983
INCOME BEFORE OTHER ITEMS	$377,492	$339,021	$318,434
OTHER
Net foreign exchange losses	($26,964)	($3,839)	($14,214)
Net realized and unrealized gains	12,660	14,283	15,164
Net impairment losses recognized in earnings	(3,715)	(625)	(1,616)
Income tax expense	(4,362)	(390)	(5,853)
NET INCOME	$355,111	$348,450	$311,915
Net income attributable to non-controlling interests	(11,016)	—	—
NET INCOME AVAILABLE TO THE COMPANY	$344,095	$348,450	$311,915
Preferred dividends	(32,750)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$311,345	$315,700	$279,165

KEY RATIOS/PER SHARE DATA
Loss ratio	46.4%	52.1%	60.5%
Acquisition expense ratio	17.6%	17.1%	15.1%
General and administrative expense ratio [b]	18.9%	16.8%	14.6%
Combined ratio	82.9%	86.0%	90.2%

Basic earnings per common share	$5.74	$7.07	$6.37
Diluted earnings per common share [c]	$5.73	$7.06	$6.37

ROAE, net income [d]	9.1%	12.0%	11.9%
[a] The Company incurred $76.6 million of corporate expenses in relation to the Company's acquisition of Montpelier for the year ended December 31, 2015. For the year ended December 31, 2014, the Company incurred $15.5 million of corporate expenses and $4.8 million of interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated period, which excludes the liquidation value of the preferred shares of $460 million (2014 and 2013: $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014
ASSETS
Cash and cash equivalents	$1,177,750	$1,242,997	$622,642	$657,194	$745,472
Fixed maturity investments trading, at fair value	1,587,160	1,372,030	—	—	—
Fixed maturity investments available for sale, at fair value	4,359,019	4,656,145	4,933,776	4,953,893	5,092,581
Short term investments trading, at fair value	394,111	348,582	—	—	—
Short term investments available for sale, at fair value	25,685	16,356	16,366	2,822	9,014
Equity securities trading, at fair value	15,229	2,150	—	—	—
Equity securities available for sale, at fair value	513,585	496,035	420,411	366,897	331,368
Other investments	872,617	842,446	623,868	575,974	541,454
Premiums receivable, net	1,376,328	2,068,484	1,665,990	1,446,205	883,450
Insurance and reinsurance balances receivable	102,403	115,047	108,162	109,545	122,214
Deferred acquisition costs	255,501	282,975	296,568	258,753	207,368
Prepaid reinsurance premiums	498,574	650,967	668,964	692,466	354,940
Reinsurance recoverable on unpaid losses	907,944	830,116	785,472	605,809	670,795
Reinsurance recoverable on paid losses	288,026	163,137	157,287	136,642	218,291
Accrued investment income	30,213	31,057	25,118	23,165	27,183
Goodwill and intangible assets	553,960	573,956	150,296	151,816	153,405
Deferred tax assets	64,164	54,463	46,779	43,105	48,995
Receivable on pending investment sales	31,873	85,911	21,420	86,367	38,877
Other assets	187,383	195,981	172,162	269,491	195,277
TOTAL ASSETS	$13,241,525	$14,028,835	$10,715,281	$10,380,144	$9,640,684
LIABILITIES
Reserve for losses and loss expenses	$4,510,415	$4,489,836	$3,833,525	$3,621,728	$3,846,859
Reserve for unearned premiums	1,789,148	2,230,552	2,046,933	1,964,307	1,254,519
Deposit liabilities	13,674	13,489	13,376	13,722	15,136
Reinsurance balances payable	661,213	794,935	632,457	502,339	375,711
Debt	717,650	915,147	528,123	527,781	523,617
Payable on pending investment purchases	63,442	157,671	82,375	163,891	151,682
Deferred tax liability	17,315	18,346	—	—	—
Other liabilities	344,596	352,515	275,586	311,530	287,978
TOTAL LIABILITIES	$8,117,453	$8,972,491	$7,412,375	$7,105,298	$6,455,502
SHAREHOLDERS’ EQUITY
Preferred shares, Series A, non-cumulative	$—	$8,000	$8,000	$8,000	$8,000
Preferred shares, Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Preferred shares, Series C, non-cumulative	9	—	—	—	—
Common shares	66,798	66,607	45,157	45,121	44,765
Additional paid-in capital	2,145,836	2,108,447	610,585	601,986	598,226
Accumulated other comprehensive (loss) income	(46,634)	(8,544)	36,965	77,759	76,706
Retained earnings	2,681,053	2,613,160	2,592,999	2,532,780	2,448,285
TOTAL SHAREHOLDERS' EQUITY AVAILABLE TO THE COMPANY	$4,856,262	$4,796,870	$3,302,906	$3,274,846	$3,185,182
Non-controlling interests	267,810	259,474	—	—	—
TOTAL SHAREHOLDERS’ EQUITY	$5,124,072	$5,056,344	$3,302,906	$3,274,846	$3,185,182
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$13,241,525	$14,028,835	$10,715,281	$10,380,144	$9,640,684

Book value per common share	$67.18	$66.90	$65.53	$65.14	$63.38
Diluted book value per common share (treasury stock method)	$65.48	$65.02	$63.32	$62.79	$61.33
RATIOS
Debt-to-capital	12.9%	16.0%	13.8%	13.9%	14.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(as a percentage of shareholders' equity available to the company)
Largest 1 in 100 year PML as of January 1, 2016 is equal to 11.4% of shareholders’ equity available to the company as of December 31, 2015.

		Estimated Occurrence Net Loss as of January 1, 2016					Jan. 1, 2015	Jan. 1, 2014
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	4.8%	6.7%	9.1%	11.4%	15.1%	9.6%	10.2%
Europe	Windstorm	1.9%	3.6%	4.5%	7.9%	13.7%	10.3%	11.0%
California	Earthquake	1.1%	2.7%	3.9%	5.1%	7.7%	7.5%	8.2%
Japan	Windstorm	0.6%	2.1%	3.1%	4.0%	4.6%	4.1%	5.0%
Northwest U.S.	Earthquake	—%	0.1%	0.8%	1.8%	3.1%	3.3%	3.3%
Japan	Earthquake	0.4%	2.4%	3.9%	4.7%	5.7%	4.8%	3.8%
United States	Tornado/Hail	0.8%	1.1%	1.5%	2.1%	3.0%	2.2%	3.0%
Australia	Earthquake	—%	0.2%	0.6%	1.1%	2.6%	3.1%	3.0%
New Zealand	Earthquake	—%	0.2%	0.4%	0.7%	1.3%	1.1%	0.8%
Australia	Windstorm	0.2%	0.5%	0.7%	0.9%	1.8%	2.4%	1.8%
New Madrid	Earthquake	—%	—%	0.1%	0.3%	2.0%	0.2%	0.3%
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. The net loss estimates include Endurance's portion of the exposures assumed through its investment in Blue Capital Global Reinsurance Fund Limited and Blue Capital Reinsurance Holdings Ltd. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our most recent Annual Report on Form 10-K.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DECEMBER 31, 2015
Gross Premiums Written = $3,320.9 million
[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2015				DEC. 31, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$432,254	$83,394	$515,648		$321,983	$99,043	$421,026
Net premiums written	$211,098	$78,645	$289,743		$140,702	$93,266	$233,968
Net premiums earned	$253,085	$320,371	$573,456		$217,745	$253,534	$471,279
Other underwriting loss	—	(7,716)	(7,716)		—	(1,847)	(1,847)
Total underwriting revenues	$253,085	$312,655	$565,740		$217,745	$251,687	$469,432

UNDERWRITING EXPENSES
Net losses and loss expenses	$144,425	$97,632	$242,057		$159,784	$84,017	$243,801
Acquisition expenses	22,292	68,072	90,364		17,809	57,554	75,363
General and administrative expenses	50,723	38,420	89,143		35,406	25,222	60,628
Total expenses	$217,440	$204,124	$421,564		$212,999	$166,793	$379,792
UNDERWRITING INCOME	$35,645	$108,531	$144,176		$4,746	$84,894	$89,640

OTHER OPERATING REVENUE (EXPENSE)
Net investment income			$23,180				$25,894
Corporate expenses			(15,219)				(12,383)
Interest expense			(10,815)				(9,058)
Amortization of intangibles			(16,124)				(1,621)
Net foreign exchange gains			2,190				227
Net realized and unrealized losses			(20,238)				(3,788)
Net impairment loss recognized in earnings			(2,604)				(214)
INCOME BEFORE INCOME TAXES			$104,546				$88,697

GAAP RATIOS
Loss ratio	57.1%	30.5%	42.2%		73.3%	33.1%	51.7%
Acquisition expense ratio	8.8%	21.2%	15.8%		8.2%	22.7%	16.0%
General and administrative expense ratio	20.0%	12.0%	18.2%	[a]	16.3%	10.0%	15.5%	[a]
Combined ratio AS REPORTED	85.9%	63.7%	76.2%		97.8%	65.8%	83.2%

Effect of favorable prior accident year reserve development	8.0%	12.5%	10.5%		12.2%	16.7%	14.6%
Combined ratio net of prior accident year reserve development	93.9%	76.2%	86.7%		110.0%	82.5%	97.8%
  [a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$432,254	$448,563	$468,866	$736,218	$321,983	$200,726
Net premiums written	$211,098	$174,937	$190,299	$304,039	$140,702	$111,976
Net premiums earned	$253,085	$234,143	$201,460	$135,864	$217,745	$235,967
Total underwriting revenues	$253,085	$234,143	$201,460	$135,864	$217,745	$235,967

UNDERWRITING EXPENSES
Net losses and loss expenses	$144,425	$139,141	$145,483	$74,512	$159,784	$230,708
Acquisition expenses	22,292	24,375	17,702	15,883	17,809	16,754
General and administrative expenses	50,723	31,880	28,567	28,842	35,406	38,592
Total expenses	$217,440	$195,396	$191,752	$119,237	$212,999	$286,054

UNDERWRITING INCOME (LOSS)	$35,645	$38,747	$9,708	$16,627	$4,746	($50,087)

GAAP RATIOS
Loss ratio	57.1%	59.5%	72.2%	54.9%	73.3%	97.8%
Acquisition expense ratio	8.8%	10.4%	8.8%	11.7%	8.2%	7.1%
General and administrative expense ratio	20.0%	13.6%	14.2%	21.2%	16.3%	16.4%
Combined ratio AS REPORTED	85.9%	83.5%	95.2%	87.8%	97.8%	121.3%

Effect of favorable prior accident year reserve development	8.0%	9.6%	9.2%	15.2%	12.2%	2.0%

Combined ratio net of prior accident year reserve development	93.9%	93.1%	104.4%	103.0%	110.0%	123.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$83,394	$194,034	$392,318	$565,214	$99,043	$170,083
Net premiums written	$78,645	$161,753	$368,784	$460,915	$93,266	$168,088
Net premiums earned	$320,371	$322,860	$256,675	$253,995	$253,534	$263,520
Other underwriting (loss) income	(7,716)	227	1,389	2,406	(1,847)	(2,740)
Total underwriting revenues	$312,655	$323,087	$258,064	$256,401	$251,687	$260,780

UNDERWRITING EXPENSES
Net losses and loss expenses	$97,632	$124,852	$93,639	$97,424	$84,017	$71,912
Acquisition expenses	68,072	66,082	67,269	66,210	57,554	65,397
General and administrative expenses	38,420	28,913	26,398	26,048	25,222	28,070
Total expenses	$204,124	$219,847	$187,306	$189,682	$166,793	$165,379

UNDERWRITING INCOME	$108,531	$103,240	$70,758	$66,719	$84,894	$95,401

GAAP RATIOS
Loss ratio	30.5%	38.6%	36.5%	38.3%	33.1%	27.3%
Acquisition expense ratio	21.2%	20.5%	26.2%	26.1%	22.7%	24.8%
General and administrative expense ratio	12.0%	9.0%	10.3%	10.3%	10.0%	10.7%
Combined ratio AS REPORTED	63.7%	68.1%	73.0%	74.7%	65.8%	62.8%

Effect of favorable prior accident year reserve development	12.5%	13.9%	15.7%	14.4%	16.7%	21.3%

Combined ratio net of prior accident year reserve development	76.2%	82.0%	88.7%	89.1%	82.5%	84.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$55,372	$156,145	$112,012	$516,916	$69,580	$58,220
Casualty and other specialty	138,956	128,509	146,056	100,682	104,535	69,590
Professional lines	112,917	80,069	96,736	54,760	87,477	55,056
Property, marine/energy and aviation	125,009	83,840	114,062	63,860	60,391	17,860
TOTAL INSURANCE	$432,254	$448,563	$468,866	$736,218	$321,983	$200,726

REINSURANCE SEGMENT
Catastrophe	$7,014	$40,660	$139,833	$124,407	$11,020	$13,778
Property	(291)	53,423	30,560	125,700	4,219	9,358
Casualty	27,474	42,802	48,132	58,098	20,267	29,900
Professional lines	38,807	31,705	134,241	43,857	43,400	113,089
Specialty	10,390	25,444	39,552	213,152	20,137	3,958
TOTAL REINSURANCE	$83,394	$194,034	$392,318	$565,214	$99,043	$170,083

REPORTED TOTALS	$515,648	$642,597	$861,184	$1,301,432	$421,026	$370,809

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$13,119	$29,634	$22,677	$202,460	$28,142	$24,454
Casualty and other specialty	73,704	64,490	65,302	45,058	51,889	44,307
Professional lines	51,765	37,479	43,443	24,231	29,008	32,138
Property, marine/energy and aviation	72,510	43,334	58,877	32,290	31,663	11,077
TOTAL INSURANCE	$211,098	$174,937	$190,299	$304,039	$140,702	$111,976

REINSURANCE SEGMENT
Catastrophe	$4,083	$14,814	$122,305	$53,460	$9,442	$12,270
Property	(455)	52,887	30,118	123,449	4,220	9,417
Casualty	27,455	42,802	48,132	58,098	20,278	29,495
Professional lines	38,807	31,705	134,241	43,857	43,400	113,089
Specialty	8,755	19,545	33,988	182,051	15,926	3,817
TOTAL REINSURANCE	$78,645	$161,753	$368,784	$460,915	$93,266	$168,088

REPORTED TOTALS	$289,743	$336,690	$559,083	$764,954	$233,968	$280,064

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$74,912	$85,106	$97,270	$39,494	$124,959	$143,876
Casualty and other specialty	65,955	57,160	47,712	45,659	45,043	55,657
Professional lines	39,836	32,976	27,000	24,613	24,460	25,816
Property, marine/energy and aviation	72,382	58,901	29,478	26,098	23,283	10,618
TOTAL INSURANCE	$253,085	$234,143	$201,460	$135,864	$217,745	$235,967

REINSURANCE SEGMENT
Catastrophe	$87,913	$79,973	$61,977	$55,995	$58,869	$66,026
Property	63,488	72,367	55,866	64,006	75,227	87,032
Casualty	41,753	46,062	33,905	41,593	41,146	61,218
Professional lines	58,392	57,178	50,147	47,295	45,288	24,793
Specialty	68,825	67,280	54,780	45,106	33,004	24,451
TOTAL REINSURANCE	$320,371	$322,860	$256,675	$253,995	$253,534	$263,520

REPORTED TOTALS	$573,456	$557,003	$458,135	$389,859	$471,279	$499,487

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2015				DEC. 31, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$2,085,901	$1,234,960	$3,320,861		$1,716,128	$1,177,948	$2,894,076
Net premiums written	$880,373	$1,070,097	$1,950,470		$860,406	$1,073,800	$1,934,206
Net premiums earned	$824,552	$1,153,901	$1,978,453		$833,912	$1,030,066	$1,863,978
Other underwriting loss	—	(3,694)	(3,694)		—	(5,786)	(5,786)
Total underwriting revenues	$824,552	$1,150,207	$1,974,759		$833,912	$1,024,280	$1,858,192

UNDERWRITING EXPENSES
Losses and loss expenses	$503,561	$413,547	$917,108		$594,561	$375,601	$970,162
Acquisition expenses	80,252	267,633	347,885		65,368	254,145	319,513
General and administrative expenses	140,012	119,779	259,791		148,475	98,912	247,387
Total expenses	$723,825	$800,959	$1,524,784		$808,404	$728,658	$1,537,062

UNDERWRITING INCOME	$100,727	$349,248	$449,975		$25,508	$295,622	$321,130

OTHER OPERATING REVENUE (EXPENSE)
Net investment income			$113,826				$131,543
Corporate expenses			(114,429)				(66,200)
Interest expense			(41,260)				(40,968)
Amortization of intangibles			(30,620)				(6,484)
Net foreign exchange losses			(26,964)				(3,839)
Net realized and unrealized gains			12,660				14,283
Net impairment loss recognized in earnings			(3,715)				(625)
INCOME BEFORE INCOME TAXES			$359,473				$348,840

GAAP RATIOS
Loss ratio	61.1%	35.8%	46.4%		71.4%	36.4%	52.1%
Acquisition expense ratio	9.7%	23.2%	17.6%		7.8%	24.7%	17.1%
General and administrative expense ratio	17.0%	10.4%	18.9%	[a]	17.7%	9.6%	16.8%	[a]
Combined ratio AS REPORTED	87.8%	69.4%	82.9%		96.9%	70.7%	86.0%

Effect of favorable prior accident year reserve development	9.9%	14.0%	12.3%		9.7%	14.9%	12.5%
Combined ratio net of prior accident year reserve development	97.7%	83.4%	95.2%		106.6%	85.6%	98.5%
  [a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$2,085,901	$1,716,128	$1,475,429
Net premiums written	$880,373	$860,406	$932,510
Net premiums earned	$824,552	$833,912	$946,474
Total underwriting revenues	$824,552	$833,912	$946,474

UNDERWRITING EXPENSES
Losses and loss expenses	$503,561	$594,561	$774,425
Acquisition expenses	80,252	65,368	64,778
General and administrative expenses	140,012	148,475	136,588
Total expenses	$723,825	$808,404	$975,791

UNDERWRITING INCOME (LOSS)	$100,727	$25,508	($29,317)

GAAP RATIOS
Loss ratio	61.1%	71.4%	81.8%
Acquisition expense ratio	9.7%	7.8%	6.8%
General and administrative expense ratio	17.0%	17.7%	14.5%
Combined ratio AS REPORTED	87.8%	96.9%	103.1%

Effect of favorable prior accident year reserve development	9.9%	9.7%	3.6%

Combined ratio net of prior accident year reserve development	97.7%	106.6%	106.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$1,234,960	$1,177,948	$1,189,815
Net premiums written	$1,070,097	$1,073,800	$1,116,423
Net premiums earned	$1,153,901	$1,030,066	$1,070,010
Other underwriting loss	(3,694)	(5,786)	(2,046)
Total underwriting revenues	$1,150,207	$1,024,280	$1,067,964

UNDERWRITING EXPENSES
Losses and loss expenses	$413,547	$375,601	$445,259
Acquisition expenses	267,633	254,145	239,652
General and administrative expenses	119,779	98,912	100,285
Total expenses	$800,959	$728,658	$785,196

UNDERWRITING INCOME	$349,248	$295,622	$282,768

GAAP RATIOS
Loss ratio	35.8%	36.4%	41.6%
Acquisition expense ratio	23.2%	24.7%	22.4%
General and administrative expense ratio	10.4%	9.6%	9.4%
Combined ratio AS REPORTED	69.4%	70.7%	73.4%

Effect of favorable prior accident year reserve development	14.0%	14.9%	17.6%

Combined ratio net of prior accident year reserve development	83.4%	85.6%	91.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$840,445	$866,025	$954,389
Casualty and other specialty	514,203	396,113	303,803
Professional lines	344,482	263,538	148,537
Property, marine/energy and aviation	386,771	190,452	68,700
TOTAL INSURANCE	$2,085,901	$1,716,128	$1,475,429

REINSURANCE SEGMENT
Catastrophe	$311,914	$343,213	$355,751
Property	209,392	287,326	297,806
Casualty	176,506	159,533	241,358
Professional lines	248,610	174,656	163,594
Specialty	288,538	213,220	131,306
TOTAL REINSURANCE	$1,234,960	$1,177,948	$1,189,815

REPORTED TOTALS	$3,320,861	$2,894,076	$2,665,244

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$267,890	$459,149	$570,738
Casualty and other specialty	248,554	195,927	218,298
Professional lines	156,918	93,640	95,101
Property, marine/energy and aviation	207,011	111,690	48,373
TOTAL INSURANCE	$880,373	$860,406	$932,510

REINSURANCE SEGMENT
Catastrophe	$194,662	$252,973	$294,260
Property	205,999	287,235	292,872
Casualty	176,487	157,947	239,525
Professional lines	248,610	174,656	163,594
Specialty	244,339	200,989	126,172
TOTAL REINSURANCE	$1,070,097	$1,073,800	$1,116,423

REPORTED TOTALS	$1,950,470	$1,934,206	$2,048,933

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$296,782	$471,403	$573,538
Casualty and other specialty	216,486	191,952	220,181
Professional lines	124,425	97,815	108,717
Property, marine/energy and aviation	186,859	72,742	44,038
TOTAL INSURANCE	$824,552	$833,912	$946,474

REINSURANCE SEGMENT
Catastrophe	$285,858	$249,113	$305,159
Property	255,727	297,331	352,716
Casualty	163,313	184,170	229,324
Professional lines	213,012	154,341	67,969
Specialty	235,991	145,111	114,842
TOTAL REINSURANCE	$1,153,901	$1,030,066	$1,070,010

REPORTED TOTALS	$1,978,453	$1,863,978	$2,016,484

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE YEAR ENDED
DECEMBER 31, 2015

Average common equity [a]	$3,415,086

Net premiums earned	$1,978,453
Combined ratio	82.9%
Operating margin	17.1%
Premium leverage	0.58x

Implied ROAE from underwriting activity	9.9%

Average cash and invested assets	$7,434,542
Investment leverage	2.18x
Year to date investment income yield, pretax	1.5%

Implied ROAE from investment activity	3.3%

Financing costs and amortization of intangible assets [b]	(3.1)%

Implied Pre-tax Operating ROAE, for period [c]	10.1%

[a] Average common equity is calculated as the average of the beginning and ending common equity balances by quarter for the stated period, which excludes the liquidation value of the preferred shares of $460 million (2014: $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	2015	2014

Average common equity [a]	$4,381,566	$3,619,888	$2,858,876	$2,800,014	$3,415,086	$2,638,276

Net premiums earned	$573,456	$557,003	$458,135	$389,859	$1,978,453	$1,863,978

Premium leverage	0.13x	0.15x	0.16x	0.14x	0.58x	0.72x

Annualized premium leverage	0.52x	0.62x	0.64x	0.56x	0.58x	0.72x

Average cash and invested assets	$8,909,284	$7,730,545	$6,517,687	$6,580,658	$7,434,542	$6,515,156

Investment leverage	2.03x	2.13x	2.25x	2.30x	2.18x	2.48x

[a] Average common equity is calculated as the arithmetric average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2015 AND 2014

	December 31, 2015		December 31, 2014
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$1,146,181	12.9%	$632,667	9.6%
Short-term investments	419,796	4.7%	9,014	0.1%
Fixed maturity investments
U.S. government and government agencies notes	818,468	9.2%	587,411	8.9%
Government and agency guaranteed corporates	57,753	0.6%	48,102	0.7%
U.S. government agency residential mortgage-backed securities	1,236,040	13.9%	1,082,142	16.4%
U.S. government agency commercial mortgage-backed securities	99,638	1.1%	50,981	0.8%
Municipals	22,406	0.3%	39,413	0.6%
Foreign government	160,976	1.8%	240,536	3.6%
Corporate securities	1,849,934	20.8%	1,361,462	20.5%
Non-agency residential mortgage-backed securities	75,333	0.8%	92,864	1.4%
Non-agency commercial mortgage-backed securities	713,248	8.0%	928,438	14.1%
Asset-backed securities	507,255	5.7%	413,221	6.3%
Collateralized loan and debt obligations	405,128	4.5%	248,011	3.8%
Equity securities
Equity investments	393,829	4.4%	202,535	3.1%
Emerging market debt fund	56,421	0.6%	60,150	0.9%
Convertible funds	46,185	0.5%	46,111	0.7%
Preferred equity investments	17,623	0.2%	15,836	0.2%
Short-term fixed income fund	14,756	0.2%	6,736	0.1%
Other investments [b]	872,617	9.8%	541,454	8.2%
Total	$8,913,587	100.0%	$6,607,084	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$818,468	12.9%	$587,411	11.5%
AAA/Aaa	1,204,763	18.9%	1,206,252	23.6%
AA/Aa	2,237,707	35.1%	1,717,343	33.7%
A/A	1,094,590	17.2%	1,045,301	20.5%
BBB	703,817	11.1%	427,018	8.4%
Below BBB	268,030	4.2%	96,244	1.9%
Not Rated	38,600	0.6%	22,026	0.4%
Total	$6,365,975	100.0%	$5,101,595	100.0%

Performance			December 31, 2015	December 31, 2014
Yield [d]			1.5%	2.0%
Duration in years [e]			2.74	2.91

	Year Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
Net Investment Income	Dec. 31, 2015	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	Mar. 31, 2015	Dec. 31, 2014
Cash and available for sale securities	$127,379	$34,975	$34,249	$28,682	$29,473	$111,934
Other investments	(13,553)	(11,795)	(17,716)	3,570	12,388	19,609
Total net investment income	$113,826	$23,180	$16,533	$32,252	$41,861	$131,543
[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the years ending December 31, 2015 and 2014 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED DEC. 31, 2015			YEAR ENDED DEC. 31, 2015
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,489,836	($830,116)	$3,659,720	$3,846,859	($670,795)	$3,176,064

Incurred related to:
Current year	514,148	(211,968)	302,180	1,944,335	(783,763)	1,160,572
Prior years	(63,697)	3,574	(60,123)	(193,555)	(49,909)	(243,464)
Total Incurred	450,451	(208,394)	242,057	1,750,780	(833,672)	917,108

Paid related to:
Current year	(246,132)	119,174	(126,958)	(561,162)	295,264	(265,898)
Prior years	(174,582)	11,052	(163,530)	(1,212,269)	344,530	(867,739)
Total Paid	(420,714)	130,226	(290,488)	(1,773,431)	639,794	(1,133,637)

Amounts acquired(1)	—	—	—	719,922	(44,903)	675,019
Foreign currency translation and other	(9,158)	340	(8,818)	(33,715)	1,632	(32,083)

Balance, end of period	$4,510,415	($907,944)	$3,602,471	$4,510,415	($907,944)	$3,602,471

(1) Represents the fair value of Montpelier's reserve for losses and loss expenses and reinsurance recoverable acquired at July 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
Quarter ended June 30, 2015	(18,575)	(40,261)	(58,836)
Quarter ended September 30, 2015	(22,556)	(44,791)	(67,347)
Quarter ended December 31, 2015	(20,174)	(39,949)	(60,123)
Year ended December 31, 2015	($82,001)	($161,463)	($243,464)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2015	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$36	($212)	($1,547)	$392	($1,331)	($7,435)
Casualty and other specialty	(6,640)	(12,581)	(16,663)	(18,710)	(54,594)	(57,264)
Professional lines	(300)	345	(119)	(120)	(194)	(6,677)
Property, marine/energy and aviation	(13,270)	(10,108)	(246)	(2,258)	(25,882)	(9,194)
TOTAL INSURANCE	($20,174)	($22,556)	($18,575)	($20,696)	($82,001)	($80,570)

REINSURANCE SEGMENT
Catastrophe	($4,905)	($11,734)	($13,385)	($2,236)	($32,260)	($46,983)
Property	(12,247)	(8,101)	(579)	(8,437)	(29,364)	(38,402)
Casualty	(5,777)	(9,787)	(12,739)	(6,427)	(34,730)	(13,369)
Professional lines	(2,159)	(6,614)	(6,212)	(11,123)	(26,108)	(16,261)
Specialty	(14,861)	(8,555)	(7,346)	(8,239)	(39,001)	(38,230)
TOTAL REINSURANCE	($39,949)	($44,791)	($40,261)	($36,462)	($161,463)	($153,245)

REPORTED TOTALS	($60,123)	($67,347)	($58,836)	($57,158)	($243,464)	($233,815)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED
	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2015	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$54,785	$64,933	$85,584	$34,957	$240,259	$443,985
Casualty and other specialty	46,739	21,714	15,819	8,693	92,965	62,545
Professional lines	22,910	22,325	17,492	17,245	79,972	60,638
Property, marine/energy and aviation	19,991	30,169	26,588	13,617	90,365	27,393
TOTAL INSURANCE	$144,425	$139,141	$145,483	$74,512	$503,561	$594,561

REINSURANCE SEGMENT
Catastrophe	($3,190)	$4,827	$3,049	$9,031	$13,717	$14,731
Property	20,843	39,875	31,324	29,311	121,353	124,127
Casualty	18,152	24,603	11,765	22,888	77,408	100,253
Professional lines	33,318	25,062	23,888	15,665	97,933	73,505
Specialty	28,509	30,485	23,613	20,529	103,136	62,985
TOTAL REINSURANCE	$97,632	$124,852	$93,639	$97,424	$413,547	$375,601

REPORTED TOTALS	$242,057	$263,993	$239,122	$171,936	$917,108	$970,162

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

		Insurance					Reinsurance						Reported Totals
		Agriculture	Casualty and other specialty	Professional lines	Property, marine/energy and aviation	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT	DEC. 31, 2015
Case reserves		$226,753	$271,234	$116,920	$226,894	$841,801	$109,374	$229,283	$244,445	$70,301	$142,217	$795,620	$1,637,421
Total reserves		$284,552	$1,291,427	$581,558	$349,824	$2,507,361	$199,108	$341,309	$774,231	$355,993	$332,413	$2,003,054	$4,510,415
Case reserves/Total reserves		79.7%	21.0%	20.1%	64.9%	33.6%	54.9%	67.2%	31.6%	19.7%	42.8%	39.7%	36.3%

IBNR/Total reserves		20.3%	79.0%	79.9%	35.1%	66.4%	45.1%	32.8%	68.4%	80.3%	57.2%	60.3%	63.7%

AT	SEPT. 30, 2015
Case reserves		$245,070	$271,553	$114,158	$221,570	$852,351	$125,099	$242,323	$247,649	$63,203	$125,773	$804,047	$1,656,398
Total reserves		$274,583	$1,263,971	$551,637	$352,630	$2,442,821	$233,936	$370,123	$791,395	$333,228	$318,333	$2,047,015	$4,489,836
Case reserves/Total reserves		89.3%	21.5%	20.7%	62.8%	34.9%	53.5%	65.5%	31.3%	19.0%	39.5%	39.3%	36.9%

IBNR/Total reserves		10.7%	78.5%	79.3%	37.2%	65.1%	46.5%	34.5%	68.7%	81.0%	60.5%	60.7%	63.1%

AT	JUNE 30, 2015
Case reserves		$203,303	$266,165	$112,578	$75,914	$657,960	$87,309	$180,630	$240,892	$62,282	$98,301	$669,414	$1,327,374
Total reserves		$323,686	$1,208,710	$525,604	$99,769	$2,157,769	$141,519	$249,659	$748,431	$285,488	$250,659	$1,675,756	$3,833,525
Case reserves/Total reserves		62.8%	22.0%	21.4%	76.1%	30.5%	61.7%	72.4%	32.2%	21.8%	39.2%	39.9%	34.6%

IBNR/Total reserves		37.2%	78.0%	78.6%	23.9%	69.5%	38.3%	27.6%	67.8%	78.2%	60.8%	60.1%	65.4%

AT	MAR. 31, 2015
Case reserves		$32,029	$249,507	$148,246	$38,023	$467,805	$93,872	$175,766	$241,073	$58,587	$99,219	$668,517	$1,136,322
Total reserves		$153,215	$1,203,561	$532,660	$62,841	$1,952,277	$149,341	$256,769	$760,752	$268,714	$233,875	$1,669,451	$3,621,728
Case reserves/Total reserves		20.9%	20.7%	27.8%	60.5%	24.0%	62.9%	68.5%	31.7%	21.8%	42.4%	40.0%	31.4%

IBNR/Total reserves		79.1%	79.3%	72.2%	39.5%	76.0%	37.1%	31.5%	68.3%	78.2%	57.6%	60.0%	68.6%

AT	DEC. 31, 2014
Case reserves		$222,570	$325,415	$119,453	$33,264	$700,702	$126,837	$178,875	$248,933	$60,915	$99,142	$714,702	$1,415,404
Total reserves		$295,191	$1,258,009	$517,101	$53,471	$2,123,772	$176,610	$272,164	$780,880	$258,840	$234,593	$1,723,087	$3,846,859
Case reserves/Total reserves		75.4%	25.9%	23.1%	62.2%	33.0%	71.8%	65.7%	31.9%	23.5%	42.3%	41.5%	36.8%

IBNR/Total reserves		24.6%	74.1%	76.9%	37.8%	67.0%	28.2%	34.3%	68.1%	76.5%	57.7%	58.5%	63.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,			INCEPTION TO
	2015	2014	2013	DEC. 31, 2015
Income and Return on Equity:
Net income available to common and participating common shareholders	$311,345	$315,700	$279,165	$3,377,356

Operating income available to common and participating common shareholders	332,025	304,012	281,021	3,306,871

Average Shareholders’ equity [a]	3,415,086	2,638,276	2,354,972	2,178,782

Net income return on average equity	9.1%	12.0%	11.9%	11.1%	[c]
Operating return on average equity	9.7%	11.5%	11.9%	10.8%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$65.48	$61.33	$55.18	$65.48

Dividends paid per share	1.40	1.36	1.28	13.61

Change in diluted book value per common share	6.8%	11.1%	4.3%	17.0%	[c]

Total return to common shareholders [b]	9.0%	13.6%	6.8%	22.0%	[c]

[a] Excludes the $460 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED		YEARS ENDED
		DEC. 31,		DEC. 31,
		2015	2014	2015	2014
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$64.29	$57.49	$63.60	$54.52

	Basic weighted average common shares outstanding [a]	65,331	43,474	52,707	43,368

	Add: weighted avg. unvested restricted shares	46	—	35	—
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted shares expense	2,255	—	2,290	—
	Less: restricted shares bought back via treasury method	(34)	—	(32)	—

	Add: weighted avg. dilutive options outstanding	320	800	607	807
	Weighted average exercise price per share	$48.20	$48.20	$48.20	$48.08
	Proceeds from unrecognized option expense	$1,156	$2,624	$1,815	$2,624
	Less: options bought back via treasury method	(258)	(717)	(488)	(760)
	Weighted average dilutive shares outstanding [b]	65,405	43,557	52,829	43,415

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2015	2014	2015	2014

Net income available to common and participating common shareholders	$91,401	$76,387	$311,345	$315,700
Less amount allocated to participating common shareholders [a]	(2,328)	(2,212)	(8,749)	(9,118)
Net income allocated to common shareholders	$89,073	$74,175	$302,596	$306,582

Denominator:
Weighted average shares - basic	65,331	43,474	52,707	43,368

Share Equivalents
Options	62	83	119	47
Restricted shares	12	—	3	—
Weighted average shares - diluted	65,405	43,557	52,829	43,415

Basic earnings per common share	$1.36	$1.71	$5.74	$7.07

Diluted earnings per common share [b]	$1.36	$1.70	$5.73	$7.06

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2015	2014	2015	2014

Net income available to Endurance Holdings	$99,587	$84,573	$344,095	$348,450
(Less) add after-tax items:
Net foreign exchange (gains) losses	(354)	(246)	28,892	3,672
Net realized and unrealized losses (gains)	20,052	2,187	(11,807)	(15,969)
Net impairment losses recognized in earnings	2,605	198	3,595	609
Operating income before preferred dividends	$121,890	$86,712	$364,775	$336,762
Preferred dividends	(8,186)	(8,186)	(32,750)	(32,750)
Operating income available to common and participating common shareholders	$113,704	$78,526	$332,025	$304,012
Less amount allocated to participating common shareholders [a]	(2,896)	(2,274)	(9,329)	(8,780)
Operating income allocated to common shareholders	$110,808	$76,252	$322,696	$295,232

Weighted average common shares outstanding
Basic	65,331	43,474	52,707	43,368
Dilutive	65,405	43,557	52,829	43,415

Basic per common share data
Net income allocated to common shareholders	$1.36	$1.71	$5.74	$7.07
(Less) add after-tax items:
Net foreign exchange (gains) losses	(0.02)	(0.01)	0.54	0.09
Net realized and unrealized losses (gains)	0.31	0.05	(0.22)	(0.37)
Net impairment losses recognized in earnings	0.04	—	0.06	0.01
Operating income allocated to common shareholders [b]	$1.69	$1.75	$6.12	$6.80

Diluted per common share data
Net income allocated to common shareholders	$1.36	$1.70	$5.73	$7.06
(Less) add after-tax items:
Net foreign exchange (gains) losses	(0.02)	—	0.54	0.09
Net realized and unrealized losses (gains)	0.31	0.05	(0.22)	(0.36)
Net impairment losses recognized in earnings	0.04	—	0.06	0.01
Operating income allocated to common shareholders [b]	$1.69	$1.75	$6.11	$6.80

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES
INCURRED RELATED TO THE ACQUISITON OF MONTPELIER

	QUARTER ENDED DEC. 31, 2015			YEAR ENDED DEC. 31, 2015
	As reported	Expenses Incurred Related to the Acquisition of Montpelier [a]	Excluding Expenses Incurred Related to the Acquisition of Montpelier	As reported	Expenses Incurred Related to the Acquisition of Montpelier [a]	Excluding Expenses Incurred Related to the Acquisition of Montpelier
Net income available to common and participating common shareholders	$91,401	$8,145	$99,546	$311,345	$76,585	$387,930
Less amount allocated to participating common shareholders [b]	(2,328)	(207)	(2,535)	(8,749)	(2,150)	(10,899)
Net income allocated to common shareholders	$89,073	$7,938	$97,011	$302,596	$74,435	$377,031

Basic earnings per common share	$1.36	$0.12	$1.48	$5.74	$1.41	$7.15
Diluted earnings per common share [c]	$1.36	$0.12	$1.48	$5.73	$1.41	$7.14

ROAE, net income [d]	2.1%	0.2%	2.3%	9.1%	2.3%	11.4%
Annualized ROAE, net income [d]	8.3%	0.8%	9.1%	9.1%	2.3%	11.4%

Operating income available to common and participating common shareholders	$113,704	$8,145	$121,849	$332,025	$76,585	$408,610
Less amount allocated to participating common shareholders [b]	(2,896)	(207)	(3,103)	(9,329)	(2,150)	(11,479)
Operating income allocated to common shareholders	$110,808	$7,938	$118,746	$322,696	$74,435	$397,131

Basic operating income per common share	$1.69	$0.13	$1.82	$6.12	$1.41	$7.53
Diluted operating income per common share [c]	$1.69	$0.13	$1.82	$6.11	$1.41	$7.52

ROAE, operating income [d]	2.6%	0.2%	2.8%	9.7%	2.3%	12.0%
Annualized ROAE, operating income [d]	10.4%	0.7%	11.1%	9.7%	2.3%	12.0%

[a] The Company incurred $8.1 million of transaction and integration expenses in relation to the Company's acquisition of Montpelier for the quarter ended December 31, 2015. For the year ended December 31, 2015, the Company incurred $76.6 million of transaction and integration expenses in relation to the Company's acquisition of Montpelier.
[b] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d] Average common equity is calculated as the quarterly weighted average of the beginning and ending common equity balances for the stated period, which excludes the $460 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES
INCURRED RELATED TO THE PROPOSED ACQUISITON OF ASPEN

	QUARTER ENDED DEC. 31, 2014			YEAR ENDED DEC. 31, 2014
	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen
Net income available to common and participating common shareholders	$76,387	$171	$76,558	$315,700	$20,260	$335,960
Less amount allocated to participating common shareholders [b]	(2,212)	(5)	(2,217)	(9,118)	(585)	(9,703)
Net income allocated to common shareholders	$74,175	$166	$74,341	$306,582	$19,675	$326,257

Basic earnings per common share	$1.71	$—	$1.71	$7.07	$0.44	$7.51
Diluted earnings per common share [c]	$1.70	$0.01	$1.71	$7.06	$0.45	$7.51

ROAE, net income [d]	2.8%	—%	2.8%	12.0%	0.7%	12.7%
Annualized ROAE, net income [d]	11.2%	—%	11.2%	12.0%	0.7%	12.7%

Operating income available to common and participating common shareholders	$78,526	$171	$78,697	$304,012	$20,260	$324,272
Less amount allocated to participating common shareholders [b]	(2,274)	(5)	(2,279)	(8,780)	(585)	(9,365)
Operating income allocated to common shareholders	$76,252	$166	$76,418	$295,232	$19,675	$314,907

Basic operating income per common share	$1.75	$—	$1.75	$6.80	$0.45	$7.25
Diluted operating income per common share [c]	$1.75	$—	$1.75	$6.80	$0.45	$7.25

ROAE, operating income [d]	2.9%	—%	2.9%	11.5%	0.8%	12.3%
Annualized ROAE, operating income [d]	11.5%	0.1%	11.6%	11.5%	0.8%	12.3%

[a] The Company incurred $0.2 million and nil of corporate expenses and interest expense, respectively, in relation to the Company's proposed acquisition of Aspen for the quarter ended December 31, 2014. For the year ended December 31, 2014, the Company incurred $15.5 million and $4.8 million of corporate expenses and interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d] Average common equity is calculated as the quarterly weighted average of the beginning and ending common equity balances for the stated period, which excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

PROJECTED FINANCIAL STATEMENT IMPACT OF SELECTED ITEMS
RELATED TO THE ACQUISITION OF MONTPELIER

	BALANCE SHEET AMOUNT AT JULY 31, 2015	INCOME STATEMENT IMPACT FOR THE YEAR ENDED DECEMBER 31,
		2015 [c]	2016	2017	2018	2019	THEREAFTER

Finite lived intangibles	$293,200	($24,334)	($79,195)	($58,103)	($31,760)	($21,484)	($78,324)
Indefinite lived intangibles [a]	57,600	—	—	—	—	—	—
Goodwill [a]	87,625	—	—	—	—	—	—
Total goodwill and intangible assets	438,425	(24,334)	(79,195)	(58,103)	(31,760)	(21,484)	(78,324)

Deferred acquisition costs [b]	91,715	(42,411)	(35,001)	(4,673)	(2,651)	(2,067)	(4,912)

Unearned premiums	(430,490)	220,623	165,976	12,381	9,358	6,690	15,462

[a] Indefinite lived intangibles and goodwill are not amortized but are subject to annual impairment testing.

[b]  Deferred acquisition costs are written off under purchase GAAP. Income statement impact shown above represents the acquisition expenses that would have been recognized by Montpelier as the related premiums were earned.

[c] Amounts shown above for 2015 are for the period subsequent to the closing of the acquisition of Montpelier from August 1, 2015 through December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		DECEMBER 31,
		2015	2014
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$63.99	$59.84

	Basic common shares outstanding	65,441	43,474
	Add: unvested restricted shares and restricted share units	1,617	1,291
	Add: dilutive options outstanding	320	800
	Weighted average exercise price per share	$48.20	$48.20

	Book Value [b]	$4,396,262	$2,755,182
	Add: proceeds from converted options	15,424	38,560
	Pro forma book value	$4,411,686	$2,793,742
	Dilutive shares outstanding	67,378	45,565
	Basic book value per common share	$67.18	$63.38
	Diluted book value per common share	$65.48	$61.31

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$63.99	$59.84

	Basic common shares outstanding	65,441	43,474
	Add: unvested restricted shares and restricted share units	1,617	1,291
	Add: dilutive options outstanding	320	800
	Weighted average exercise price per share	$48.20	$48.20
	Less: options bought back via treasury method	(241)	(644)
	Dilutive shares outstanding	67,137	44,921
	Basic book value per common share	$67.18	$63.38
	Diluted book value per common share	$65.48	$61.33

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $460 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Net income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, or net income per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, reflect the current period impact of those costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Net income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, or net income per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see pages 31 and 32 for reconciliations.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of operating income to net income.
Operating income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, or net operating per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, reflect the current period impact of those costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income available to common and participating common shareholders, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, or or net operating per basic or diluted common share, excluding expenses incurred related to the acquisition of Montpelier or the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see pages 31 and 32 for reconciliations.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.